ARTICLES OF INCORPORATION

                                       OF

                              ALL WRAPPED UP, INC.


KNOW ALL MEN BY THESE PRESENTS:

     That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a Corporation under and pursuant to the laws of the State of Nevada, and we do hereby certify that:


ARTICLE I - NAME: The exact name of this Corporation is:

                  All Wrapped Up, Inc.


ARTICLE II - RESIDENT AGENT:

     The Resident Agent of the Corporation is Max C. Tanner, Esq., The Law Offices of Max C. Tanner, 2950 East Flamingo Road, Suite G, Las Vegas, Nevada 89121.

ARTICLE III - DURATION: The Corporation shall have perpetual existence.


ARTICLE IV - PURPOSES: The purpose, object and nature of the business for which this Corporation is organized are:

     (a)  To engage in any lawful activity;

     (b) To carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.


ARTICLE V - POWERS: The powers of the Corporation shall be those powers granted by 78.060 and 78.070 of the Nevada Revised Statutes under which this corporation is formed. In addition, Corporation shall have the following specific powers:

     (a) To elect or appoint officers and agents of the Corporation and to fix their compensation;

     (b) To act as an agent for any individual, association, partnership, corporation or other legal entity;

     (c) To receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations, or governments;

     (d) To receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus;

     (e) To make gifts or contributions for the public welfare or for charitable, scientific or educational purposes, and in time at war, to make donations in aid of war activities.


ARTICLE VI - CAPITAL STOCK:

     Section 1. Authorized Shares. The total number of shares which this Corporation is authorized to issue is 25,000,000 shares of Capital Stock at $.001 par value per share.

     (a) The total number of shares of Common Stack which this Corporation is authorized to issue is 20,000,000 shares at $.001 par value per share.

     (b) The total number of shares of preferred Stock which this Corporation is authorized to issue is 5,000,000 shares at $.001 par value per share, which preferred Stock may contain special preferences as determined by the Board of Directors of the Corporation, including, but not limited to, the bearing of interest and convertibility into shares of Common Stock of the Corporation.

     Section 2. Voting Rights of Shareholders. Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.

     Section 3. Consideration for Shares. The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable. The Articles shall not be amended in this particular.

     Section 4. Pre-emptive Rights. Except as may otherwise be provided by the Board of Directors, no holder of any shares of the stock of the Corporation, shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

     Section 5. Stock Rights and Options. The Corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights. In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.


ARTICLE VII - ASSESSMENT OF STOCK: The capital stock of this Corporation, after the amount of the subscription price has been fully paid in, shall not be assessable for any purpose, and no stock issued as fully paid up shall ever be assessable or assessed. The holders of such stock shall not be individually responsible for the debts, contracts, or liabilities of the Corporation and shall not be liable for assessments to restore impairments in the capital of the Corporation.

ARTICLE VIII - DIRECTORS: For the management of the business, and for the conduct of the affairs of the Corporation, and for the future definition, limitation, and regulation of the powers of the Corporation and its directors and shareholders, it is further provided:


     Section 1. Size of Board. The members of the governing board of the Corporation shall be styled directors. The number of directors of the Corporation, their qualifications, terms of office, manner of election, time and place of meeting, and powers and duties shall be such as are prescribed by statute and in the by-laws of the Corporation. The name and post office address of the directors constituting the first board of directors, which shall be one(l) in number are:

          NAME                                ADDRESS

          Max C. Tanner                       2950 East Flamingo Road
                                              Suite G
                                              Las Vegas, NV 89121


     Section 2. Powers of Board. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:

     (a) To make, alter, amend, and repeal the By-Laws subject to the power of the shareholders to alter or repeal the By-Laws made by the Board of Directors.

     (b) Subject to the applicable provisions of the ByLaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to shareholder inspection. No shareholder shall have any right to inspect any of the accounts, books or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the Shareholders of the Corporation;

     (c) To issue stock of the Corporation for money, property, services rendered, labor performed, cash advanced, acquisitions for other corporations or for any other assets of value in accordance with the action of the board of directors without vote or consent of the shareholders and the judgment of the board of directors as to value received and in return therefore shall be conclusive and said stock, when issued, shall be fully-paid and non-assessable.

     (d) To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property;

     (e) To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus;

     (f) To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose;

     (g) To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.

     (h) To designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the By-Laws, shall have and may exercise the powers of the Board;

     (i)  To  provide  for the  reasonable  compensation  of its own  members by
          By-Law,   and  to  fix  the  terms  and  conditions  upon  which  such compensation will be paid;

     (j) In addition to the powers and authority herein before, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the By-Laws of the Corporation.

     Section 3. Interested Directors. No contract or transaction between this Corporation and any of its directors, or between this Corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have nonetheless ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of N.R.S. 78.140 are met.


ARTICLE IX - LIMITATION OF LIABILITY OF OFFICERS OR DIRECTORS: The personal liability of a director or officer of the corporation to the corporation or the Shareholders for damages for breach of fiduciary duty as a director or officer shall be limited to acts or omissions which involve intentional misconduct, fraud or a knowing violation of law.


ARTICLE X - INDEMNIFICATION: Each director and each officer of the corporation may be indemnified by the corporation as follows:

     (a) The corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suite or proceeding, by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (b) The corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     (c) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and
          (b) of this Article, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense.

     (d) Any indemnification under subsections (a) and (b) unless ordered by a court or advanced pursuant to subsection (e), must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (i)  By the stockholders;

          (ii) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

          (iii)If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (iv) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     (e) Expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

     (f) The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this section:

          (i) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the certificate or articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection
               (b) or for the advancement of expenses made pursuant to subsection (e) may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (ii) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

ARTICLE XI - PLACE OF MEETING; CORPORATE BOOKS: Subject to the laws of the State of Nevada, the shareholders and the Directors shall have power to hold their meetings, and the Directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Nevada, at such place or places as may from time to time be designated in the By-Laws or by appropriate resolution.


ARTICLE XII - AMENDMENT OF ARTICLES: The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and shareholders are granted subject to this reservation.


ARTICLE XIII - INCORPORATOR: The name and address of the sole incorporator signing these Articles of Incorporation is as follows:

     NAME                                    POST OFFICE ADDRESS

1.   Max C. Tanner                     2950 East Flamingo Road, Suite G
                                       Las Vegas, Nevada 89121

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 26th day of July, 1996.


                                                /s/ Max C. Tanner
                                                --------------------------------
                                                Max C. Tanner

STATE OF NEVADA         )
                        )ss:
COUNTY OF CLARK         )

     On July 26h, 1996 personally appeared before me, a Notary Public, Max C. Tanner, who acknowledged to me that he executed the foregoing Articles of incorporation for All Wrapped Up, Inc., a Nevada corporation.

                                                /s/ Trisha M. Chapman
                                                --------------------------------
                                                Notary Public



                                                                          [SEAL]

                            CERTIFICATE OF ACCEPTANCE
                          APPOINTMENT BY RESIDENT AGENT

IN THE MATTER OF ALL WRAPPED UP, INC.

     I, Max C. Tanner, do hereby certify that on the 26th day of July, 1996, I accepted the appointment as Resident Agent of the above-entitled corporation in accordance with Sec. 78.090, NRS 1957.

     Furthermore, that the principal office in this state is located at The Law Offices of Max C. Tanner, 2950 East Flamingo Road, Suite G, City of Las Vegas 89121, County of Clark, State of Nevada.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 1996.

                                              MAX C. TANNER

                                              By: /s/ Max C. Tanner
                                              ----------------------------------
                                              Max C. Tanner, Esq.
                                              Resident Agent

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       FOR

                              ALL WRAPPED UP, INC.


     Pursuant to NRS 78.385 and 78.390, the undersigned President and Secretary of All Wrapped Up, Inc. does hereby certify:

     That the following amendments to the articles of incorporation were approved by the Sole Director of said corporation by written consent in lieu of a special meeting of the Sole Director, dated March 10, 1997 and by a majority of the outstanding shares entitled to vote, there being 3,013,000 shares authorized to vote and 1,889,750 shares having voted in favor of the amended articles.

1. Change of Name.

     Effective March 25, 1997, Article I is hereby amended to read as follows:

          The exact name of the Corporation is China West International, Inc.

2. Change of Authorized Capital.

     After giving effect to a four for one (4 for 1) forward stock split of the common stock, the authorized common stock shall be increased from 20,000,000 shares to 80,000,000 shares of common stock, $.00025 par value per share, which stock split and subsequent increase in the number of authorized shares shall be effective on March 25, 1997. The authorized preferred stock shall remain the same.

Accordingly,

     Effective March 25, 1997, Article VI, Section 1, is hereby amended to read as follows:

     Section 1. Authorized Shares. The total number of shares which this Corporation is authorized to issue is 85,000,000 shares consisting of Common and Preferred Stock as follows:

          (a) After giving effect to a four for one (4 for 1) forward stock split, the total number of shares of Common Stock which this Corporation is authorized to issue is 80,000,000 shares at $.00025 par value per share.

          (b) The total number of shares of Preferred Stock which this Corporation is authorized to issue is 5,000,000 shares at $.001 par value per share, which Preferred stock may contain special preferences as determined by the Board of Directors of the Corporation, including, but not limited to, the bearing of interest and convertibility into shares of Common Stock of the Corporation.

                                                   /s/ Brian Harris
                                                   -----------------------------
                                                   Brian Harris
                                                   President and Secretary


                                 ACKNOWLEDGMENT

STATE OF WASHINGTON        )
                           ) ss.
COUNTY OF WHATCOM          )


     On this ___ day of March, 1997, personally appeared before me, a Notary Public, Brian Harris, President and Secretary of the above-mentioned Corporation, who acknowledged that he executed the Certificate of Amendment of the Articles of Incorporation of All Wrapped Up, Inc.


                                              /s/ Stephanie M. Ebert
                                              ----------------------------------
                                              Notary Public
                                                                Expires 09/09/99

(Notary stamp or seal)

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                         CHINA WEST INTERNATIONAL, INC.

     Pursuant to NRS 78.385 and 78.390, the undersigned President and Secretary of China West International, Inc. do hereby certify:

     That the following amendments to the articles of incorporation were unanimously approved by the Board of Directors of said corporation by written consent in lieu of a special meeting of the Board of Directors dated July 30, 1997 and by a majority of the outstanding shares entitled to vote.

     Article I is hereby amended to read as follows:

          The exact name of this Corporation is Intergold Corporation


     This Certificate of Amendment to the Articles of Incorporation may be signed in two or more counterparts.



                                            /s/ Roger P. Taylor
                                            ------------------------------------
                                            Roger P. Taylor, President


                                            /s/ Arthur W. Lilly
                                            ------------------------------------
                                            Arthur W. Lilly, Secretary


[SEAL[

Province of British Columbia    )
                                )  ss.
City of Vancouver               )


     On the 19th day of August, 1997, personally appeared before me, a Notary Public, Roger P. Taylor, President of China West International, Inc., who acknowledged that he executed the above instrument.


                                                          /s/ Mary Taylor
                                                          ----------------------
                                                          Signature of Notary

(Notary stamp or seal)


Province of British Columbia    )
                                )  ss.
City of Vancouver               )


     On the 26th day of August, 1997, personally appeared before me, a Notary Public, Arthur W. Lilly, Secretary of China West International, Inc., who acknowledged that he executed the above instrument.



                                                          /s/
                                                          ----------------------
                                                          Signature of Notary

(Notary stamp or seal)

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                              INTERGOLD CORPORATION

     Pursuant to NRS 78.385 and 78.390, the undersigned President and Secretary of Intergold Corporation do hereby certify:

     That the following amendments to the articles of incorporation were unanimously approved by the Board of Directors of said corporation by written consent in lieu of a special meeting of the Board of Directors dated August 6, 1998 and by a majority of the outstanding shares entitled to vote.

1. Change of Authorized Capital

     Article VI Section 1 - Capital Stock - Authorized Shares is hereby amended to read as follows:

     Section 1. Authorized Shares. The total number of shares which this Corporation is authorized to issue is 200,000,000 shares consisting of Common and Preferred Stock as follows:

          (a) After giving effect to a four for one (4 for 1) forward stock split, the total number of shares of Common Stock which this Corporation is authorized to issue is 125,000,000 shares at $.00025 par value per share.

          (b) The total number of shares of Preferred Stock which this Corporation is authorized to issue is 75,000,000 shares at $.001 par value per share, which Preferred Stock may contain special preferences as determined by the Board of Directors of the Corporation, including, but not limited to, the bearing of interest and convertibility into shares of Common Stock of the Corporation.

     This Certificate of Amendment of the Articles of Incorporation may be executed in two or more counterparts.



                                           INTERGOLD CORPORATION



                                           /s/ Michael Mehrtens
                                           -------------------------------------
                                           Michael Mehrtens, President



                                           /s/ Harold Gooding
                                           -------------------------------------
                                           Harold Gooding, Secretary

PROVINCE OR STATE OF Washington    )
                                   ) ss.
CITY OR COUNTY OF Bellingham       )


     On the 6th day of August, 1998, personally appeared before me, a Notary Public, Michael Mehrtens, President of Intergold Corporation, who acknowledged that he executed the Certificate of Amendment of Articles of Incorporation.



                                                    /s/ Pamela J. Fralick
                                                    ----------------------------
                                                    Signature of Notary

(Notary stamp or seal)



PROVINCE OR STATE OF Washington    )
                                   ) ss.
CITY OR COUNTY OF Bellingham       )


     On the 6th day of August, 1998, personally appeared before me, a Notary Public, Harold Gooding, Secretary of Intergold Corporation, who acknowledged that he executed the Certificate of Amendment of Articles of Incorporation.



                                                    /s/ Pamela J. Fralick
                                                    ----------------------------
                                                    Signature of Notary

(Notary stamp or seal)

                                   BY-LAWS OF

                              ALL WRAPPED UP, INC.

                                    ARTICLE I

                                  SHAREHOLDERS


     Section 1.01 Annual Meeting. The annual meeting of the shareholders shall be held at such date and time as shall be designated by the board of directors and stated in the notice of the meeting or in a duly-executed waiver of notice thereof. If the corporation shall fail to provide notice of the annual meeting of the shareholders as set forth above, the annual meeting of the shareholders of the corporation shall be held during the month of November or December of each year as determined by the Board of Directors, for the purpose of electing directors of the corporation to serve during the ensuing year and for the transaction of such other business as may properly come before the meeting. If the election of the directors is not held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the president shall cause the election to be held at a special meeting of the shareholders as soon thereafter as is convenient.

     Section 1.02 Special Meetings. Special meetings of the shareholders may be called by the president or the Board of Directors and shall be called by the president at the written request of the holders of not less than 51% of the issued and outstanding shares of capital stock of the corporation.

     All business lawfully to be transacted by the shareholders may be transacted at any special meeting at any adjournment thereof. However, no business shall be acted upon at a special meeting, except that referred to in the notice calling the meeting, unless all of the outstanding capital stock of the corporation is represented either in person or by proxy. Where all of the capital stock is represented, any lawful business may be transacted and the meeting shall be valid for all purposes.

     Section 1.03 Place of Meetings. Any meeting of the shareholders of the corporation may be held at its principal office in the State of Nevada or such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by the shareholders entitled to vote may designate any place if or the holding of such meeting.

     Section 1.04 Notice of Meetings.

          (a) The secretary shall sign and deliver to all shareholders of record written or printed notice of any meeting at least ten (10) days, but not more than sixty (60) days, before the date of such meeting; which notice shall state the place, date and time of the meeting, the general nature of the business to be transacted, and, in the case of any meeting at which directors are to be elected, the names of nominees, if any, to be presented for election.

          (b) In the case of any meeting, any proper business may be presented for action, except that the following items shall be valid only if the general nature of the proposal is stated in the notice or written waiver of notice:

               (1) Action with respect to any contract or transaction between the corporation and one or mare of its directors or another firm, association, or corporation in which one or more of its directors has a material financial interest;

               (2) Adoption of amendments to the Articles of Incorporation; or

               (3)   Action   with   respect  to  the   merger,   consolidation,
          reorganization, partial or complete liquidation, or dissolution of the corporation.

          (c) The notice shall be personally delivered or mailed by first class mail to each shareholder of record at the last known address thereof, as the same appears on the books of the corporation, and the giving of such notice shall be deemed delivered the date the same is deposited in the United States mail, postage prepaid. If the address of any shareholder does not appear upon the books of the corporation, it will be sufficient to address any notice to such shareholder at the principal office of the corporation.

          (d) The written certificate of the person calling any meeting, duly sworn, setting forth the substance of the notice, the time and place the notice was mailed or personally delivered to the several shareholders, and the addresses to which the notice was mailed shall be prima facie evidence of the manner and fact of giving such notice.

     Section 1.05 Waiver of Notice. If all of the shareholders of the corporation shall waive notice of a meeting, no notice shall be required, and, whenever all of the shareholders shall meet in person or by proxy, such meeting shall be valid for all purposes without call or notice, and at such meeting any corporate action may be taken.

     Section 1.06 Determination of Shareholders of Record.

          (a) The Board of Directors may at any time fix a future date as a record date for the determination of the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall not be more than sixty (60) days prior to the date of such meeting nor more than sixty (60) days prior to any other action. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights, or to exercise their rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

          (b) If no record date is fixed by the Board of Directors, then (1) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which written consent is given; and (3) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

     Section 1.07 Quorum: Adjourned Meetings.

          (a) At any meeting of the shareholders, a majority of the issued and outstanding shares of the corporation represented in person or by proxy, shall constitute a quorum.

          (b) If less than a majority of the issued and outstanding shares are represented, a majority of shares so represented may adjourn from time to time at the meeting, until holders of the amount of stock required to constitute a quorum shall be in attendance. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called. When a shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than ten (10) days in which event notice thereof shall be given.

     Section 1.08 Voting.

          (a) Each shareholder of record, such shareholder's duly authorized proxy or attorney-in-fact shall be entitled to one (1) vote for each share of stock standing registered in such shareholder's name on the books of the corporation on the record date.

          (b) Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual on the record date (included pledged shares) shall be cast only by that individual or such individual's duly authorized proxy or attorney-in-fact. With respect to shares held by a representative of the estate of a deceased shareholder, guardian, conservator, custodian or trustee, votes may be cast by such holder upon proof of capacity, even though the shares do not stand in the name of such holder. In the case of shares under the control of a receiver, the receiver may cast votes carried by such shares even though the shares do not stand in the name of the receiver provided that the order of the court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand in the name of a minor, votes may be cast only by the duly-appointed guardian of the estate of such minor if such guardian has provided the corporation with written notice and proof of such appointment.

          (c) With respect to shares standing in the name of a corporation on the record date, votes may be cast by such officer or agents as the by-laws of such corporation prescribe or, in the absence of an applicable by-law provision, by such person as may be appointed by resolution of the Board of Directors of such corporation. In the event no person is so appointed, such votes of the corporation may be cast by any person (including the officer making the authorization) authorized to do so by the Chairman of the Board of Directors, President or any Vice President of such corporation.

          (d) Notwithstanding anything to the contrary herein contained, no votes may be cast by shares owned by this corporation or its subsidiaries, if any. If shares are held by this corporation or its subsidiaries, if any, in a fiduciary capacity, no votes shall be cast with respect thereto on any matter except to the extent that the beneficial owner thereof possesses and exercises either a right to vote or to give the corporation holding the same binding instructions on how to vote.

          (e) With respect to shares standing in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship respect in the same shares, votes may be cast in the following manner:

               (1) If only one such person votes, the votes of such person binds all.

               (2) If more than one person casts votes, the act of the majority so voting binds all.

               (3) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately as split.

          (f) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

          (g) If a quorum is present, the affirmative vote of holders of a majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless a vote of greater number or voting by classes is required by the laws of the State of Nevada, the Articles of Incorporation and these By-Laws.

     Section 1.09 Proxies. At any meeting of shareholders, any holder of shares entitled to vote may authorize another person or persons to vote by proxy with respect to the shares held by an instrument in writing and subscribed to by the holder of such shares entitled to vote. No proxy shall be valid after the expiration of six (6) months from the date of execution thereof, unless coupled with an interest or unless otherwise specified in the proxy. In no event shall the term of a proxy exceed seven (7) years from the date of its execution. Every proxy shall continue in full force and effect until its expiration or revocation. Revocation may be effected by filing an instrument revoking the same or a duly-executed proxy bearing a later date with the secretary of the corporation.

     Section 1.10 Order of Business. At the annual shareholders meeting, the regular order of business shall be as follows:

               (1) Determination of shareholders present and existence of quorum;

               (2) Reading and approval of the minutes of the previous meeting or meetings;

               (3) Reports of the Board of Directors, the president, treasurer and secretary of the corporation, in the order named;

               (4) Reports of committee;

               (5) Election of directors;

               (6) Unfinished business;

               (7) New business;

               (8) Adjournment.

     Section 1.11 Absentees Consent to Meetings. Transactions of any meeting of the shareholders are as valid as though had at a meeting duly-held after regular call and notice if a quorum is present, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the beginning. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, except as otherwise provided in Section 1.04(b) of these By-Laws.

     Section 1.12 Action Without Meeting. Any action which may be taken by the vote of the shareholders at a meeting may be taken without a meeting if consented to by the holders of a majority of the shares entitled to vote or such greater proportion as may be required by the laws of the State of Nevada, the Articles of Incorporation, or these ByLaws. Whenever action is taken by written consent, a meeting of shareholders needs not be called or noticed.


                                   ARTICLE II

                                    DIRECTORS


     Section 2.01 Number, Tenure and Qualification. Except as otherwise provided herein, the Board of Directors of the corporation shall consist of at least one
(1) but no more than nine (9) persons, who shall be elected at the annual meeting of the shareholders of the corporation and who shall hold office for one
(1) year or until their successors are elected and qualify.

     Section 2.02 Resignation. Any director may resign effective upon giving written notice to the chairman of the Board of Directors, the president, or the secretary of the corporation, unless the notice specifies a later time for effectiveness of such resignation. If the Board of Directors accepts the resignation of a director tendered to take effect at a future date, the Board or the shareholders may elect a successor to take office when the resignation becomes effective.

     Section 2.03 Reduction in Number. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     Section 2.04 Removal.

          (a) The Board of Directors or the shareholders of the corporation, by a majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or convicted of a felony.

     Section 2.05 Vacancies.

          (a) A vacancy in the Board of Directors because of death, resignation, removal, change in number of directors, or otherwise may be filled by the shareholders at any regular or special meeting or any adjourned meeting thereof or the remaining director(s) by the affirmative vote of a majority thereof. A Board of Directors consisting of less than the maximum number authorized in Section 2.01 of ARTICLE II constitutes vacancies on the Board of Directors for purposes of this paragraph and may be filled as set forth above including by the election of a majority of the remaining directors. Each successor so elected shall hold office until the next annual meeting of shareholders or until a successor shall have been duly-elected and qualified.

          (b) If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the total number of shares entitled to vote may call a special meeting of shareholders to be held to elect the entire Board of Directors. The term of office of any director shall terminate upon such election of a successor.

     Section 2.06 Regular Meetings. Immediately following the adjournment of, and at the same place as, the annual meeting of the shareholders, the Board of Directors, including directors newly elected, shall hold its annual meeting without notice, other than this provision, to elect officers of the corporation and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date and hour for holding additional regular meetings.

     Section 2.07 Special Meetings. Special meetings of the Board of Directors may be called by the chairman and shall be called by the chairman upon the request of any two (2) directors or the president of the corporation.

     Section 2.08 Place of Meetings. Any meeting of the directors of the corporation may be held at its principal office in the State of Nevada, or at such other place in or out of the United States as the Board of Directors may designate. A waiver or notice signed by the directors may designate any place for the holding of such meeting.

     Section 2.09 Notice of Meetings. Except as otherwise provided in Section 2.06, the chairman shall deliver to all directors written or printed notice of any special meeting, at least three (3) days before the date of such meeting, by delivery of such notice personally or mailing such notice first class mail, or by telegram. If mailed, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. Any director may waive notice of any meeting, and the attendance of a director at a meeting shall constitute a waiver of notice of such meeting, unless such attendance is for the express purpose of objecting to the transaction of business threat because the meeting is not properly called or convened.

     Section 2.10 Quorum: Adjourned Meetings.

          (a) A majority of the Board of Directors in office shall constitute a quorum.

          (b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

     Section 2.11 Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent thereto is signed by all of the members of the Board of Directors or of such committee. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors or committee. Such action by written consent shall have the same force and effect as the unanimous vote of the Board of Directors or committee.

     Section 2.12 Telephonic Meetings. Meetings of the Board of Directors may be held through the use of a conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another at the time of such meeting. Participation in such a meeting constitutes presence in person at such meeting.

     Section 2.13 Board Decisions. The affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section 2.14 Powers and Duties.

          (a) Except as otherwise provided in the Articles of Incorporation or the laws of the State of Nevada, the Board of Directors is invested with the complete and unrestrained authority to manage the affairs of the corporation, and is authorized to exercise for such purpose as the general agent of the corporation, its entire corporate authority in such manner as it sees fit. The Board of Directors may delegate any of its authority to manage, control or conduct the current business of the corporation to any standing or special committee or to any officer or agent and to appoint any persons to be agents of the corporation with such powers, including the power to sub-delegate, and upon such terms as may be deemed fit.

          (b) The Board of Directors shall present to the shareholders at annual meetings of the shareholders, and when called for by a majority vote of the shareholders at a special meeting of the shareholders, a full and clear statement of the condition of the corporation, and shall, at request, furnish each of the shareholders with a true copy thereof.

          (c) The Board of Directors, in its discretion, may submit any contract or act for approval or ratification at any annual meeting of the shareholders or any special meeting properly called for the purpose of considering any such contract or act, provided a quorum is present. The contract or act shall be valid and binding upon the corporation and upon all the shareholders thereof, if approved and ratified by the affirmative vote of a majority of the shareholders at such meeting.

          (d) In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered to issue stock of the Corporation for money, property, services rendered, labor performed, cash advanced, acquisitions for other corporations or for any other assets of value in accordance with the action of the Board of Directors without vote or consent of the shareholders and the judgment of the Board of Directors as to the value received and in return therefore shall be conclusive and said stock, when issued, shall be fully-paid and non-assessable.

     Section 2.15 Compensation. The directors shall be allowed and paid all necessary expenses incurred in attending any meetings of the Board, but shall not receive any compensation for their services as directors until such time as the corporation is able to declare and pay dividends on its capital stock.

     Section 2.16 Board Officers.

          (a) At its annual meeting, the Board of Directors shall elect, from among its members, a chairman to preside at the meetings of the Board of Directors. The Board of Directors may also elect such other board officers and for such term as it may, from time to time, determine advisable.

          (b) Any vacancy in any board office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

     Section 2.17 Order of Business. The order of business at any meeting of the Board of Directors shall be as follows:

               (1) Determination of members present and existence of quorum;

               (2) Reading and approval of the minutes of any previous meeting or meetings;

               (3) Reports of officers and committeemen;

               (4) Election of officers;

               (5) Unfinished business;

               (6) New business;

               (7) Adjournment.


                                   ARTICLE III

                                    OFFICERS


     Section 3.01 Election. The Board of Directors, at its first meeting following the annual meeting of shareholders, shall elect a president, a secretary and a treasurer to hold office for one (1) year next coming and until their successors are elected and qualify. Any person may hold two or more offices. The Board of Directors may, from time to time, by resolution, appoint one or more vice presidents, assistant secretaries, assistant treasurers and transfer agents of the corporation as it may deem advisable; prescribe their duties; and fix their compensation.

     Section 3.02 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by it whenever, in its judgment, the best interest of the corporation would be served thereby. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the resigning officer is a party.

     Section 3.03 Vacancies.Any vacancy in any office because of death, resignation, removal, or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

     Section 3.04 President. The president shall be the general manager and executive officer of the corporation, subject to the supervision and control of the Board of Directors, and shall direct the corporate affairs, with full power to execute all resolutions and orders of the Board of Directors not especially entrusted to some other officer of the corporation. The president shall preside at all meetings of the shareholders and shall sign the certificates of stock issued by the corporation, and shall perform such other duties as shall be prescribed by the Board of Directors.

     Unless otherwise ordered by the Board of Directors, the president shall have full power and authority on behalf of the corporation to attend and to act and to vote at any meetings of the shareholders of any corporation in which the corporation may hold stock and, at any such meetings, shall possess and may exercise any and all rights and powers incident to the ownership of such stock. The Board of Directors, by resolution from time to time, may confer like powers on any person or persons in place of the president to represent the corporation for these purposes.

     Section 3.05 Vice President. The Board of Directors may elect one or more vice presidents who shall be vested with all the powers and perform all the duties of the president whenever the president is absent or unable to act, including the signing of the certificates of stock issued by the corporation, and the vice president shall perform such other duties as shall be prescribed by the Board of Directors.

     Section 3.06 Secretary. The secretary shall keep the minutes of all meetings of the shareholders and the Board of Directors in books provided for that purpose. The secretary shall attend to the giving and service of all notices of the corporation, may sign with the president in the name of the corporation all contracts authorized by the Board of Directors or appropriate committee, shall have the custody of the corporate seal, shall affix the corporate seal to all certificates of stock duly issued by the corporation, shall have charge of stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct, and shall, in general perform all duties incident to the office of the secretary. All corporate books kept by the secretary shall be open for examination by any director at any reasonable time.

     Section 3.07 Assistant Secretary. The Board of Directors may appoint an assistant secretary who shall have such powers and perform such duties as may be prescribed for him by the secretary of the corporation or by the Board of Directors.

     Section 3.08 Treasurer.The treasurer shall be the chief financial officer of the corporation, subject to the supervision and control of the Board of Directors, and shall have custody of all the funds and securities of the corporation. When necessary or proper, the treasurer shall endorse on behalf of the corporation for collection checks, notes and other obligations, and shall deposit all monies to the credit of the corporation in such bank or banks or other depository as the Board of Directors may designate, and shall sign all receipts and vouchers for payments made by the corporation. Unless otherwise specified by the Board of Directors, the treasurer shall sign with the president all bills of exchange and promissory notes of the corporation, shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities and such other property belonging to the corporation as the Board of Directors shall designate, and shall sign all papers required by law, by these By-laws or by the Board of Directors to be signed by the treasurer. The treasurer shall enter regularly in the books of the corporation, to be kept for that purpose, full and accurate accounts of all monies received and paid on account of the corporation and whenever required by the Board of Directors, the treasurer shall render a statement of any or all accounts. The treasurer shall at all reasonable times exhibit the books of account to any directors of the corporation and shall perform all acts incident to the position of treasurer subject to the control of the Board of Directors. The treasurer shall, if required by the Board of Directors, give a bond to the corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the corporation in the event of the treasurer's death, resignation, retirement, or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

     Section 3.09 Assistant Treasurer. The Board of Directors may appoint an assistant treasurer who shall have such powers and perform such duties as may be prescribed by the treasurer of the corporation or by the Board of Directors, and the Board of Directors may require the assistant treasurer to give a bond to the corporation in such sum and with such security as it may approve, for the faithful performance of the duties of assistant treasurer, and for the restoration to the corporation, in the event of the assistant treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.


                                   ARTICLE IV

                                  CAPITAL STOCK

     Section 4.01 Issuance.Shares of capital stock of the corporation shall be issued in such manner and at such times and upon such conditions as shall be prescribed by the Board of Directors.

     Section 4.02 Certificates. Ownership in the corporation shall be evidenced by certificates for shares of stock in such form as shall be prescribed by the Board of Directors, shall be under the seal of the corporation and shall be signed by the president or the vice president and also by the secretary or an assistant secretary. Each certificate shall contain the name of the record holder, the number, designation, if any, class or series of shares represented, a statement of summary of any applicable rights, preferences, privileges, or restrictions thereon, and a statement that the shares are assessable, if applicable. All certificates shall be consecutively numbered. The name and address of the shareholder, the number of shares, and the date of issue shall be entered on the stock transfer books of the corporation.

     Section 4.03 Surrender: Lost or Destroyed Certificates. All certificates surrendered to the corporation, except those representing shares of treasury stock, shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any shareholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and an indemnity bond in an amount and upon such terms as the treasurer, or the Board of Directors, shall require. In no case shall the bond be in amount less than twice the current market value of the stock and it shall indemnify the corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

     Section 4.04 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the corporation or it becomes desirable for any reason, including, without limitation, the merger or consolidation of the corporation with another corporation or the reorganization of the corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive dividends or exercise any other rights of shareholders until the holder has complied with the order provided that such order operates to suspend such rights only after notice and until compliance.

     Section 4.05 Transfer of Shares. No transfer of stock shall be valid as against the corporation except on surrender and cancellation by the certificate therefor, accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer on the books of the corporation.

     Section 4.06 Transfer Agent. The Board of Directors may appoint one or more transfer agents and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agent and such registrar of transfer.

     Section 4.07 Stock Transfer Books. The stock transfer books shall be closed for a period of ten (10) days prior to all meetings of the shareholders and shall be closed for the payment of dividends as provided in Article V hereof and during such periods as, from time to time, may be fixed by the Board of Directors, and, during such periods, no stock shall be transferable.

     Section 4.08 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the corporation.

                                    ARTICLE V

                                    DIVIDENDS


     Section 5.01 Dividends may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors at any regular or special meeting and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 1.06 of these By-laws, prior to the dividend payment for the purpose of determining shareholders entitled to receive payment of any dividend. The Board of Directors may close the stock transfer books for such purpose for a period of not more than ten (10) days prior to the payment date of such dividend.


                                   ARTICLE VI

              OFFICES; RECORDS; REPORTS; SEAL AND FINANCIAL MATTERS


     Section 6.01 Principal Office. The principal office of the corporation in the State of Nevada shall be the Law Offices of Max C. Tanner, 2950 East Flamingo Road, Suite G, Las Vegas, Nevada 89121, and the corporation may have an office in any other state or territory as the Board of Directors may designate.

     Section 6.02 Records. The stock transfer books and a certified copy of the By-laws, Articles of Incorporation, any amendments thereto, and the minutes of the proceedings of the shareholders, the Board of Directors, and committees of the Board of Directors shall be kept at the principal office of the corporation for the inspection of all who have the right to see the same and for the transfer of stock. All other books of the corporation shall be kept at such places as may be prescribed by the Board of Directors.

     Section 6.03 Financial Report on Request. Any shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock may make a written request for an income statement of the corporation for the three (3) month, six (6) month, or nine (9) month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period. In addition, if no annual report for the last fiscal year has been sent to shareholders, such shareholder or shareholders may make a request for a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year. The statement shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for twelve (12) months, and such copies shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to each shareholder. Upon request by any shareholder, there shall be mailed to the shareholder a copy of the last annual, semiannual or quarterly income statement which it has prepared and a balance sheet as of the end of the period. The financial statements referred to in this
Section 6.03 shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

     Section 6.04 Right of Inspection.

          (a) The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and committees of the Board of Directors shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to such holder's interest as a shareholder or as the holder of such voting trust certificate. This right of inspection shall extend to the records of the subsidiaries, if any, of the corporation. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

          (b) Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and/or its subsidiary corporations. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

     Section 6.05 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the corporation shall have the authority to affix the seal to any document requiring it.

     Section 6.06 Fiscal Year. The fiscal year-end of the corporation shall be the calendar year or such other term as may be fixed by resolution of the Board of Directors.

     Section 6.07 Reserves. The Board of Directors may create, by resolution, out of the earned surplus of the corporation such reserves as the directors may, from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends or to repair or maintain any property of the corporation, or for such other purpose as the Board of Directors may deem beneficial to the corporation, and the directors may modify or abolish any such reserves in the manner in which they were created.


                                   ARTICLE VII

                                 INDEMNIFICATION


     Section 7.01 Indemnification. The corporation shall, unless prohibited by Nevada Law, indemnify any person (an "Indemnitee") who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be so involved in any threatened, pending or completed action suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, including without limitation, any action, suit or proceeding brought by or in the right of the corporation to procure a judgment in its favor (collectively, a "Proceeding") by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise, against all Expenses and Liabilities actually and reasonably incurred by him in connection with such Proceeding. The right to indemnification conferred in this Article shall be presumed to have been relied upon by the directors, officers, employees and agents of the corporation and shall be enforceable as a contract right and inure to the benefit of heirs, executors and administrators of such individuals.

     Section 7.02 Indemnification Contracts. The Board of Directors is authorized on behalf of the corporation, to enter into, deliver and perform agreements or other arrangements to provide any Indemnitee with specific rights of indemnification in addition to the rights provided hereunder to the fullest extent permitted by Nevada Law. Such agreements or arrangements may provide (i) that the Expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding, must be paid by the corporation as they are incurred and in advance of the final disposition of any such action, suit or proceeding provided that, if required by Nevada Law at the time of such advance, the officer or director provides an undertaking to repay such amounts if it is ultimately determined by a court of competent jurisdiction that such individual is not entitled to be indemnified against such expenses, (iii) that the Indemnitee shall be presumed to be entitled to indemnification under this Article or such agreement or arrangement and the corporation shall have the burden of proof to overcome that presumption, (iii) for procedures to be followed by the corporation and the Indemnitee in making any determination of entitlement to indemnification or for appeals therefrom and (iv) for insurance or such other Financial Arrangements described in Paragraph 7.02 of this Article, all as may be deemed appropriate by the Board of Directors at the time of execution of such agreement or arrangement.

     Section 7.03 Insurance and Financial Arrangements. The corporation may, unless prohibited by Nevada Law, purchase and maintain insurance or make other financial arrangements ("Financial Arrangements") on behalf of any Indemnitee for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses. Such other Financial Arrangements may include (i) the creation of a trust fund, (ii) the establishment of a program of self-insurance, (iii) the securing of the corporation's obligation of indemnification by granting a security interest or other lien on any assets of the corporation, or (iv) the establishment of a letter of credit, guaranty or surety.

     Section 7.04 Definitions. For purposes of this Article:

          Expenses. The word "Expenses" shall be broadly construed and, without limitation, means (i) all direct and indirect costs incurred, paid or accrued, (ii) all attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, food and lodging expenses while traveling, duplicating costs, printing and binding costs, telephone charges, postage, delivery service, freight or other transportation fees and expenses, (iii) all other disbursements and out-of-pocket expenses,
     (iv) amounts paid in settlement, to the extent permitted by Nevada Law, and
     (v) reasonable compensation for time spent by the Indemnitee for which he is otherwise not compensated by the corporation or any third party, actually and reasonably incurred in connection with either the appearance at or investigation, defense, settlement or appeal of a Proceeding or establishing or enforcing a right to indemnification under any agreement or arrangement, this Article, the Nevada Law or otherwise; provided, however, that "Expenses" shall not include any judgments or fines or excise taxes or penalties imposed under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other excise taxes or penalties.

          Liabilities. "Liabilities" means liabilities of any type whatsoever, including, but not limited to, judgments or fines, ERISA or other excise taxes and penalties, and amounts paid in settlement.

          Nevada Law. "Nevada Law" means Chapter 78 of the Nevada Revised Statutes as amended and in effect from time to time or any successor or other statutes of Nevada having similar import and effect.

          This Article. "This Article" means Paragraphs 7.01 through 7.04 of these bylaws or any portion of them.

          Power of Stockholders. Paragraphs 7.01 through 7.04, including this Paragraph, of these Bylaws may be amended by the stockholders only by vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the entire number of shares of each class, voting separately, of the outstanding capital stock of the corporation (even though the right of any class to vote is otherwise restricted or denied); provided, however, no amendment or repeal of this Article shall adversely affect any right of any Indemnitee existing at the time such amendment or repeal becomes effective.

          Power of Directors. Paragraphs 7.01 through 7.04 and this Paragraph of these Bylaws may be amended or repealed by the Board of Directors only by vote of eighty percent (80%) of the total number of Directors and the holders of sixty-six and two-thirds percent (66 2/3) of the entire number of shares of each class, voting separately, of the outstanding capital stock of the corporation (even though the right of any class to vote is otherwise restricted or denied); provided, however, no amendment or repeal of this Article shall adversely affect any right of any Indemnitee existing at the time such amendment or repeal becomes effective.


                                  ARTICLE VIII

                                     BY-LAWS


     Section 8.01 Amendment. Amendments and changes of these By-Laws may be made at any regular or special meeting of the Board of Directors by a vote of not less than all of the entire Board, or may be made by a vote of, or a consent in writing signed by the holders of a majority of the issued and outstanding capital stock.

     Section 8.02 Additional By-Laws. Additional by-laws not inconsistent herewith may be adopted by the Board of Directors at any meeting of the Board of Directors at which a quorum is present by an affirmative vote of a majority of the directors present or by the unanimous consent of the Board of Directors in accordance with Section 2.11 of these By-laws.


                                  CERTIFICATION


     I, the undersigned, being the duly elected secretary of the Corporation, do hereby certify that the foregoing By-laws were adopted by the Board of Directors on the 26th of July, 1996.



                                                 /s/ Marci Evans
                                                 -------------------------------
                                                 Marci Evans, Secretary

                                   EXHIBIT "D"


                           FORM OF STOCK CERTIFICATE